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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2001

SPECIAL DEVICES, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19330	95-3008754
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
14370 White Sage Road, Moorpark, California (Address of principal executive offices)		93021 (zip code)

(805) 553-1200
(Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Aerospace Sale

    On May 11, 2001 we completed the sale of the assets comprising our remaining Aerospace operations to PS/EMC West LLC, a subsidiary of Pacific Scientific Company, for $46.9 million in cash. Copies of the press release dated May 14, 2001 and asset purchase agreement, as amended, have been filed as exhibits to this report. Proceeds from the sale were used to pay in full our senior term loan and to reduce borrowings under our revolving credit facility.

    We previously divested our wholly owned subsidiary, Scot, Incorporated, ("Scot") on September 21, 2000. See our Form 8-K filed October 6, 2000 for further information on that divestiture. Together, the remaining Aerospace operations and Scot comprised our Aerospace segment. The disposal of the Aerospace segment will be accounted for as discontinued operations ("Discontinued Operations") in accordance with generally accepted accounting principles ("GAAP"). The divestiture of Scot was originally accounted for as a sale of a subsidiary since it was only a part of our Aerospace business. We are required by GAAP to reclassify the Scot transaction to Discontinued Operations as the result of the sale of the remainder of the Aerospace operations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (b)
  FINANCIAL STATEMENTS

    Pro forma Balance Sheet and Income Statement

    The following unaudited Pro Forma Consolidated Balance Sheet reflects fiscal year 2001 historical amounts as of January 28, 2001 adjusted for the sale by the Company of the remaining Aerospace operations to PS/EMC West LLC on May 11, 2001 as if the transaction occurred on the balance sheet date presented.

SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY

PRO FORMA CONSOLIDATED BALANCE SHEET (condensed)

(Dollars in thousands)

(Unaudited)

	As of January 28, 2001
	Historical	Pro forma Adjustments	Pro forma
Current assets:
Cash and cash equivalents	$2,959	$(371)	$2,588
Accounts receivable	20,928	(2,822)	18,106
Inventories	22,319	(10,685)	11,634
Other current assets	6,890	(27)	6,863

Total current assets	53,096	(13,905)	39,191

Property, plant and equipment, at cost	135,810	(4,442)	131,368
Less accumulated depreciation & amortization	(55,320)	2,908	(52,412)

Net property, plant and equipment	80,490	(1,534)	78,956
Other assets	7,927	(1,472)	6,455

	$141,513	$(16,911)	$124,602

Current liabilities:
Accounts payable	$19,765	$(2,064)	$17,701
Accrued liabilities	6,869	326	7,195
Other current liabilities	4,668	12,357	17,025
Current portion of long-term debt	24,179	(17,615)	6,564

Total current liabilities	55,481	(6,996)	48,485

Deferred income taxes	5,232	—	5,232
Long-term debt, net of current portion	125,618	(25,618)	100,000

Total liabilities	186,331	(32,614)	153,717

Redeemable common stock	31,375	—	31,375
Stockholders' equity (deficit)	(76,193)	15,703	(60,490)

	$141,513	$(16,911)	$124,602

    The following unaudited Pro Forma Consolidated Statement of Operations reflects fiscal year 2001 historical results for the interim period ended January 28, 2001 adjusted for the sale by the Company of its remaining Aerospace operations to PS/EMC West LLC on May 11, 2001, as if the transaction occurred at the beginning of the fiscal period presented.

SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (condensed)

(Dollars in thousands)

(Unaudited)

	Three Months Ended January 28, 2001
	Historical	Pro forma Adjustments	Pro forma
Net sales	$34,605	$(4,424)	$30,181
Cost of sales	28,204	(2,617)	25,587

Gross profit	6,401	(1,807)	4,594

Operating expenses	3,831	(442)	3,389

Earnings (loss) from operations	2,570	(1,365)	1,205

Other (expense) income:
Interest expense,net	(3,881)	969	(2,912)
Other expense	(237)	—	(237)

Total other (expense) income	(4,118)	969	(3,149)
Earnings (loss) from continuing operations before income taxes	(1,548)	(396)	(1,944)
Income tax provision (benefit)	(619)	(158)	(777)

Earnings (loss) from continuing operations	$(929)	$(238)	$(1,167)

    The following unaudited Pro Forma Consolidated Statement of Operations reflects fiscal year 2000 historical results adjusted for the Aerospace segment divestiture as if the transactions occurred at the beginning of the fiscal period presented. The Company sold its wholly owned subsidiary, Scot, Incorporated, to an affiliate of Wind Point Partners IV, L.P. on September 21, 2000 and completed the sale of its remaining Aerospace operations to PS/EMC West LLC on May 11, 2001.

SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (condensed)

(Dollars in thousands)

(Unaudited)

	Fiscal Year Ended October 31, 2000
	Historical	Pro forma Adjustments	Pro forma
Net sales	$168,244	$(36,275)	$131,969
Cost of sales	137,813	(22,796)	115,017

Gross profit	30,431	(13,479)	16,952

Operating expenses	19,474	(4,287)	15,187

Earnings (loss) from operations	10,957	(9,192)	1,765

Other (expense) income:
Interest expense, net	(20,268)	7,901	(12,367)
Gain on sale of subsidiary	42,676	(42,676)	—
Other expense	(965)	—	(965)

Total other (expense) income	21,443	(34,775)	(13,332)

Earnings (loss) from continuing operations before income taxes	32,400	(43,967)	(11,567)
Income tax provision (benefit)	13,981	(18,820)	(4,839)

Earnings (loss) from continuing operations	$18,419	$(25,147)	$(6,728)

SPECIAL DEVICES INCORPORATED AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

1)
Pro Forma Consolidated Balance Sheet adjustments are:

•
to record the proceeds collected

•
to eliminate the assets and liabilities of the Aerospace operations

•
to write off financing fees related to the repaid senior term loan

•
to record a liability for direct expenses related to the disposal

•
to record changes in tax liabilities

•
to show the use of proceeds to repay debt

•
to record the gain on sale and write off of financing fees net of tax

2)
Pro Forma Consolidated Statement of Operations adjustments for the three months ended January 28, 2001 are:

•
to reclassify the income and expense of the remaining Aerospace operations as discontinued operations

•
to reclassify general plant overhead and corporate operating expenses originally allocated to the remaining Aerospace operations back to continuing operations

•
to reduce interest expense related to the repayment of debt of continuing operations as if the debt was paid at the beginning of the period.

•
to reverse amortization of financing fees related to the repaid senior term loan

•
to adjust income tax expense (benefit)

3)
Pro Forma Consolidated Statement of Operations adjustments for the year ended October 31, 2000 are:

•
to reclassify the income and expense of the Aerospace segment as discontinued operations

•
to reclassify general plant overhead and corporate operating expenses originally allocated to the Aerospace segment back to continuing operations

•
to reduce interest expense related to the repayment of debt of continuing operations as if the debt was paid at the beginning of the period

•
to reverse amortization of financing fees related to the repaid senior term loan

•
to adjust income tax expense (benefit)

4)
Financing fees of approximately $1.4 million related to the repaid senior term loan will be included in expense in the Company's Consolidated Statements of Operations for the quarter ending July 29, 2001.

EXHIBITS

Exhibit No.	Description
99.3	Special Devices, Incorporated Press Release dated May 14, 2001
99.4	Asset Purchase Agreement, dated as of March 27, 2001, among the Company, PS/EMC West LLC and Pacific Scientific Company (solely with respect to section 7.2 thereof)
99.5	Amendment No. 1 to Asset Purchase Agreement dated as of May 11, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2001
SPECIAL DEVICES, INCORPORATED
	By:	/s/ DONALD C. CAMPION Donald C. Campion Executive Vice President and Chief Financial Officer

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY PRO FORMA CONSOLIDATED BALANCE SHEET (condensed) (Dollars in thousands) (Unaudited)
SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (condensed) (Dollars in thousands) (Unaudited)
SPECIAL DEVICES, INCORPORATED AND SUBSIDIARY PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (condensed) (Dollars in thousands) (Unaudited)
SPECIAL DEVICES INCORPORATED AND SUBSIDIARY NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
EXHIBITS
SIGNATURE